Filed under Rules 497(e) and Rule 497(k)

Registration No. 002-83631

VALIC Company I

International Growth Fund

(the “Fund”)

Supplement dated February 13, 2023

to the Fund’s Summary Prospectus and Prospectus, each dated October 1, 2022,

as supplemented and amended to date

Effective immediately, in the section of the Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Fund Summary: International Growth Fund – Investment Adviser,” the language under the heading “Portfolio Managers,” is replaced with the following:

The Fund’s investment adviser is VALIC.

The Fund is subadvised by MSIM. MSIM Co. serves as the sub-subadviser to the Fund.

Name and Title	Portfolio Manager of the Fund Since
Kristian Heugh, CFA Managing Director and Lead Manager	March 2018
Anil Agarwal Managing Director	December 2022

For important information about purchases and sales of Fund shares, taxes, and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 147.

Additionally, in the section of the Prospectus entitled “Management,” under the heading “Investment Subadvisers – International Growth Fund,” the third paragraph is replaced with the following:

Morgan Stanley Investment Management Company (“MSIM Co.”) serves as the sub-subadviser to the Fund. MSIM Co. is located at 23 Church Street, #16-01 Capital Square, Singapore, Singapore 049481. The firm is a wholly-owned subsidiary of Morgan Stanley, a publicly owned financial services company.

The Fund is managed by members of the Global Opportunity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund are Kristian Heugh and Anil Agarwal. Mr. Heugh is the lead portfolio manager and has been associated with the Adviser in an investment management capacity since 2001. Mr. Agarwal has been associated with the Sub-Adviser in an investment management capacity since 2020 and an investment research capacity since 2001.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Summary Prospectus or Prospectus, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.